SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 4, 2004
                                                          ---------------

                          Community Capital Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                 South Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

               0-18460                               57-0866395
               -------                               ----------
      (Commission File Number)            (I.R.S. Employer Identification)

               1402-C Highway 72, Greenwood, South Carolina 29649
               --------------------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)

                                 (864) 941-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2. Acquisition or Disposition of Assets.

     Community Capital Corporation ("CCC") has completed its acquisition of Abbeville Capital Corporation, a South Carolina corporation ("ACC"). ACC was merged with and into CCC effective at 11:58 p.m. on March 4, 2004. The merger of the two subsidiary banks was effective at 11:59 p.m. on March 4, 2004.

     CCC and ACC entered into a merger agreement on October 15, 2003. Prior to the effective time of the merger, there was no material relationship between ACC and CCC or its affiliates, officers or directors, or any associate of such officers or directors.

     Under the merger agreement and related plan of merger, each shareholder of ACC (at the effective time of the merger) will receive one of the following forms of payment of the merger consideration in exchange for each of its shares of ACC common stock:

     o    3.0946 shares of CCC common stock;

     o    $63.13 of cash; or

     o    a combination of cash and shares of CCC common stock.

     The shares of CCC common stock being paid as merger consideration were registered for issuance pursuant to CCC's Registration Statement on Form S-4 (File No. 333-110870), Amendment No. 2, which was filed with the Securities and Exchange Commission on January 12, 2004, and declared effective by the Securities and Exchange Commission on January 16, 2004. CCC funded the cash portion of the merger consideration and certain fees and expenses related to the merger with distributions from its subsidiary, CapitalBank.

     The merger consideration was determined by negotiations between management of CCC and ACC and was approved by the board of directors of both companies. In addition, the ACC shareholders approved the merger and related plan of merger at a shareholder meeting held at 6:00 p.m. on February 19, 2004. The Orr Group rendered its opinion that the merger consideration is fair, from a financial point of view, to the ACC shareholders. The background of and reasons for the merger, together with a summary of the fairness opinion delivered by The Orr Group, is set forth in the above described registration statement.

     By properly submitting a letter of transmittal and election form that was mailed to ACC shareholders on March 10, 2004, the ACC shareholders may elect the form of payment to receive for each of their shares of ACC common stock, subject to a maximum of 371,693 shares of CCC common stock and $7.5 million of cash to be issued and paid as merger consideration. It is unlikely that this exact mix of merger consideration will be elected by the ACC shareholders. As a result, the merger agreement provides rules, which are described in the registration statement, to allocate the stock and cash forms of merger consideration based on the elections made by the ACC shareholders. Accordingly, ACC shareholders probably will not receive a portion of the merger consideration in the form elected by them.

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     Elliott Davis, LLC rendered its opinion that the merger qualifies as a tax-free reorganization for federal tax purposes. A summary of the tax opinion delivered by Elliott Davis, LLC is set forth in the above described registration statement.

     ACC is a South Carolina corporation formed in 1997 to serve as the holding company for The Bank of Abbeville. ACC is a bank holding company registered with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended. ACC has no operations and conducts no business other than ownership and operation of The Bank of Abbeville. ACC's principal source of income is any dividends that are declared and paid by The Bank of Abbeville on its capital stock.

     The Bank of Abbeville is a South Carolina banking corporation with its main office in Abbeville, South Carolina. The bank was originally chartered in 1987 under the laws of South Carolina. The Bank of Abbeville provides a wide range of retail and commercial banking services. Deposit services include checking, savings, money market, time deposit, and individual retirement accounts. Loan services include various types of real estate, consumer, commercial, industrial, and agricultural loans. The Bank of Abbeville also provides direct deposit services, wire transfer facilities, ATMs, Internet banking, and debit cards (with access to local, state, and nationwide networks). The majority of The Bank of Abbeville's loan portfolio consists of real estate and commercial loans, while consumer deposits comprise the majority of its deposit base. The Bank of Abbeville's primary market is Abbeville and Anderson Counties, South Carolina. The Bank of Abbeville uses one location for its banking operations which is owned by The Bank of Abbeville.

     As a result of the merger of The Bank of Abbeville into CapitalBank, effective at 11:59 p.m. on March 4, 2004, CapitalBank acquired, among other assets and liabilities of The Bank of Abbeville, deposits of The Bank of Abbeville totaling approximately $52,218,180.00.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The financial statements of ACC required by Item 7(a) of Form 8-K are included in CCC's Registration Statement on Form S-4 (File No. 333-110870), Amendment No. 2, which was filed with the Securities and Exchange Commission on January 12, 2004, and are incorporated into this Form 8-K by reference.

     (b) Pro Forma Financial Information. The pro forma financial information of ACC required by Item 7(b) of Form 8-K are included in CCC's Registration Statement on Form S-4 (File No. 333-110870), Amendment No. 2, which was filed with the Securities and Exchange Commission on January 12, 2004, and are incorporated into this Form 8-K by reference.

     (c) Exhibits.

          2.1 Merger Agreement dated as of October 15, 2003, between CCC and ACC, included as Appendix A to the proxy statement/prospectus included as part of CCC's Registration Statement on Form S-4 (File No. 333-110870), Amendment No. 2, which was filed with the Securities and Exchange Commission on January 12, 2004, is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMMUNITY CAPITAL CORPORATION



Date:  March 11, 2004                      By: /s/ R. Wesley Brewer
                                               -------------------------------
                                               R. Wesley Brewer
                                               Executive Vice President/CFO